Note 7 - Borrowings	6 Months Ended
Jun. 30, 2026
Statement Line Items [Line Items]
Disclosure of borrowings [text block]

Note 7. Borrowings

Loan from lessor

In October 2020, the Company entered a lease agreement for approximately 1,357 square meters, which is allocated on 839 square meters of office space, and 518 square meters of laboratory space in Hørsholm, Denmark. In addition to the ordinary lease payments, the Company obtained financing from DTU Science Park A/S (“DTU”) for rebuilding the laboratory facility and engineering building to match the Company’s needs. The Company will repay the $1.3 million financing at a fixed interest rate of 6% over 8 years. If the lease is terminated due to default by the Company before the outstanding balance, including interest accrued, has been repaid, the remaining balance is due immediately. The finance liability is recorded at amortized cost, which approximates fair value at the time of issuance.

As a result of the structure of the DTU financing this amount is not included as Purchase of property, plant and equipment within the unaudited condensed consolidated interim statements of cash flows. The leasehold improvements recognized will be subject to adjustment when the actual costs incurred are made available from DTU.

EIB loan

In August 2020, the Company entered into a loan agreement with EIB. The Company received proceeds €7.0 million (approximately $7.8 million) on February 17, 2022. The Company will repay the EIB Loan at a fixed interest rate of 3% per annum and a payment-in-kind interest rate of 4% per annum. The loan is amortized to maturity using an effective monthly interest rate of 0.79%. The loan is repayable in full six years after drawing down.

In July 2025, the Company reached an agreement with EIB, where EIB converted €3.5 million of its €7 million loan to Evaxion into equity via a purchase of ordinary Evaxion warrants at a price of $4.87, corresponding to a premium of 89% to the share price by market close the day before the announcement. The conversion was accounted for in accordance with IFRIC 19. Warrants issued as a result of the conversion were equity classified, and as the fair value of the warrants issued are lower than the carrying amount of the converted portion of the EIB loan, a gain upon settlement was recorded. Judgement was utilized in determining certain valuation inputs of the warrants awarded, and changes in these assumptions may affect the estimated fair value.

Borrowings are summarized as follows (in thousands):

	June 30,	December 31,
	2026	2025
Loan from lessor	$624	$737
EIB Loan	4,687	4,800
Total Borrowings	5,311	5,537
Less: Borrowings, current portion	(190)	(190)
Total Borrowings, non-current portion	$5,121	$5,347